Exhibit 10.04
ROBERT SULLIVAN, CONSULTANT

2 MONTH -  ANCILLARY SERVICES/BROADCAST PRODUCTION AGREEMENT
______________________________________________________________________
CLIENT NAME:

OTCBB:nxhd

SERVICES TO BE PERFORMED FOR CLIENT:

1]	BROADCAST OF THREE [3]- TWENTY FIVE [25] MINUTE RADIO INTERVIEW

Broadcast, Recording and production of 3 -15-25 MINUTE RADIO interview. Archive, production and prep included.  Interview to be live on “The Big Biz Show”.

2]	BROADCAST OF FIFTEEN- [15] MINUTE TELEVISION INTERVIEW

Broadcast, Recording and production of 1 -15  MINUTE TELEVISION interview. Archive, production and prep included.  Interview to be live on “The Big Biz Show”.

*ABOVE INTERVIEWS TO BE BROADCAST LIVE ON THE BUSINESS TALK RADIO NETWORK AND ON TAPE ON THE WEALTH TELEVISION NETWORK.CLIENT INTIALS___________

3]	RE-BROADCAST OF twenty-one[21]- FIFTEEN-TO-TWENTY FIVE [15-25] MINUTE RADIO ANDTELEVISION INTERVIEWS

RE-Broadcast, Recording and production of TWENTY-ONE [21]  -15 MINUTE radio interviews – [SEVEN MONTHLY FOR THREE MONTHS].

4]	“SHOUT OUT” CLAUSE:
Additionally, if Client releases, to the public, a newsworthy event, client is eligible for a 5-10 minute, live – On-Air RADIO review of said press release or other newsworthy event within 24 hours of said release.

5]           ADVICE AND COUNSEL.  ROBERT SULLIVAN, CONSULTANT will provide advice and counsel regarding CLIENT’s interview, content of broadcast and distribution of same.

         FEES:

Due at inception of this Agreement:

1,000,000,000 RESTRICTED [6 MOS.]/144
SHARES OF OTCBB:NXHD

NOTE – CLIENT AGREES TO PROVIDE ROBERT SLLIVSAN WITH LETTER INDICATING SHARES ARE IRREVOCABLE AD A GUARANTEED ISSUE OF “144 LETTER OF OPINION” FROM OTCBB:NXHD COMPANY COUNSEL
CLIENT INTIALS_______________________

NOTE – CLIENT MAY ARCHIVE TELEVISION INTERVIEW ON CLIENT WESITE WITH A MAXIMUM TIME OF 4 MINUTES 30 SECONDS [4:30] CLIENT INTITIALS  ______________________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

  OTCBB:NXHD

__/s/ Richard Surber, President
DATE__02/03/2009_____________

Robert Sullivan

 _/s/ Robert Sullivan__________________                                 DATE___02/04/2009_____________